                                                                     EXHIBIT 4.5

================================================================================

                         WESTPORT RESOURCES CORPORATION,
                              a Nevada corporation,
                                   as Issuer,

                             Each Subsidiary of the
                              Issuer listed on the
                             signatory pages hereto,
                            as Subsidiary Guarantors,

                                       and
                              THE BANK OF NEW YORK,
                                   as Trustee



                          FIRST SUPPLEMENTAL INDENTURE

                          Dated as of December 31, 2001

                                       to

                                    INDENTURE

                          Dated as of November 5, 2001


                    8 1/4% Senior Subordinated Notes due 2011

================================================================================

                          FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of December 31, 2001, among Westport Resources Corporation, a Nevada corporation (the "COMPANY"), the existing Subsidiary Guarantors under the indenture referred to below (the "EXISTING SUBSIDIARY GUARANTORS"), the parties identified as New Subsidiary Guarantors on the signature page hereto (the "NEW SUBSIDIARY GUARANTORS") and The Bank of New York, as trustee under the indenture referred to below (the "TRUSTEE").

                                   WITNESSETH:

         WHEREAS the Company and the Existing Subsidiary Guarantors have heretofore executed and delivered to the Trustee an indenture (the "INDENTURE"), dated as of November 5, 2001, providing for the issuance of 8 1/4% Senior Subordinated Notes due 2011 (the "SECURITIES");

         WHEREAS, certain of the Existing Subsidiary Guarantors have been merged out of existence and the New Subsidiary Guarantors are being created;

         WHEREAS Section 4.10 of the Indenture provides that under certain circumstances the Company is required to cause the New Subsidiary Guarantors to execute and deliver to the Trustee a Guaranty Agreement pursuant to which the New Subsidiary Guarantors shall unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms and conditions set forth herein; and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Existing Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Existing Subsidiary Guarantors, the New Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

         1. DEFINITIONS. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

         2. AGREEMENT TO GUARANTEE. The New Subsidiary Guarantors hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Company's obligations under the Securities and the Indenture on the terms and subject to the considerations set forth in Articles 11 and 12 of the Indenture and to be bound by all other applicable provisions of the



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Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

         3. EXISTING SUBSIDIARY GUARANTORS. Each Existing Subsidiary Guarantor executes this Supplemental Indenture to: (i) ratify and confirm its existing Subsidiary Guaranty as continuing to be in full force and effect; and (ii) evidence its agreement to the terms of this Supplemental Indenture.

         4. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         5. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction thereof.

                            [Signature Page Follows]



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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                       WESTPORT RESOURCES CORPORATION


                                       By: /s/ BARTH E. WHITHAM
                                          --------------------------------------
                                       Name:  Barth E. Whitham
                                            ------------------------------------
                                       Title: President and Chief
                                              Operating Officer
                                             -----------------------------------


                                       EXISTING SUBSIDIARY GUARANTORS:

                                       WESTPORT CANADA LLC

                                       By: WESTPORT OIL AND GAS COMPANY, L.P.

                                           By: WHG, INC.

                                               By: /s/ BARTH E. WHITHAM
                                                  ------------------------------
                                               Name:  Barth E. Whitham
                                                    ----------------------------
                                               Title: President and Chief
                                                      Operating Officer
                                                     ---------------------------


                                       JERRY CHAMBERS EXPLORATION COMPANY

                                       By: WESTPORT OIL AND GAS COMPANY, L.P.

                                           By: WHG, INC.

                                               By: /s/ BARTH E. WHITHAM
                                                  ------------------------------
                                               Name:  Barth E. Whitham
                                                    ----------------------------
                                               Title: President and Chief
                                                      Operating Officer
                                                     ---------------------------


                                       WESTPORT FINANCE CO.,
                                       formerly, Belco Finance Co.


                                       By: /s/ BARTH E. WHITHAM
                                          --------------------------------------
                                       Name:  Barth E. Whitham
                                            ------------------------------------
                                       Title: President and Chief
                                              Operating Officer
                                             -----------------------------------



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                                       WESTPORT ARGENTINA LLC

                                       By: /s/ BARTH E. WHITHAM
                                          --------------------------------------
                                       Name:  Barth E. Whitham
                                            ------------------------------------
                                       Title: President and Chief
                                              Operating Officer
                                             -----------------------------------


                                       WESTPORT OVERRIDING ROYALTY LLC


                                       By: /s/ BARTH E. WHITHAM
                                          --------------------------------------
                                       Name:  Barth E. Whitham
                                            ------------------------------------
                                       Title: President and Chief
                                              Operating Officer
                                             -----------------------------------



                                       NEW SUBSIDIARY GUARANTORS:

                                       WESTPORT OIL AND GAS COMPANY, L.P.

                                       By: WHG, INC.

                                           By: /s/ BARTH E. WHITHAM
                                              ----------------------------------
                                           Name:  Barth E. Whitham
                                                --------------------------------
                                           Title: President and Chief
                                                  Operating Officer
                                                 -------------------------------


                                       WHG, INC.


                                       By: /s/ BARTH E. WHITHAM
                                          --------------------------------------
                                       Name:  Barth E. Whitham
                                            ------------------------------------
                                       Title: President and Chief
                                              Operating Officer
                                             -----------------------------------


                                       WHL, INC.


                                       By: /s/ BARTH E. WHITHAM
                                          --------------------------------------
                                       Name:  Barth E. Whitham
                                            ------------------------------------
                                       Title: President and Chief
                                              Operating Officer
                                             -----------------------------------



                                        4
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                                       THE BANK OF NEW YORK,
                                       as Trustee



                                       By: /s/ MICHAEL PITFICK
                                          --------------------------------------
                                       Name:  Michael Pitfick
                                            ------------------------------------
                                       Title: Assistant Treasurer
                                             -----------------------------------



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